                                                                   EXHIBIT 10.33


Int. Cl.: 5

Prior U.S. Cls.: 6, 18, 44, 46, 51 and 52                     Reg. No. 2,429,809

United States Patent and Trademark Office               Registered Feb. 20, 2001
--------------------------------------------------------------------------------

                                   TRADEMARK
                               PRINCIPAL REGISTER


                                [VIRAGUARD LOGO]


VERIDIEN CORPORATION (DELAWARE CORPORATION)
11800 28TH ST. NORTH
ST. PETERSBURG, FL 33716

         FOR: ALL PURPOSE ANTI-VIRAL SURFACE DISINFECTANT, IN CLASS 5 (U.S. CLS. 6, 18, 44, 46, 51 AND 52)

FIRST USE 6-21-1999; IN COMMERCE 6-21-1999

OWNER OF U.S. REG. NO. 2,186,559

SER. NO. 75-914,883, FILED 2-11-2000.

CHARLES L. JENKINS, EXAMINING ATTORNEY